UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2016

The ADT Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35502	45-4517261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of principal executive offices, including Zip Code)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 5, 2016, Prime Security Services Borrower, LLC (together with its subsidiaries, “Protection 1”) issued a press release announcing certain amendments to the previously disclosed consent solicitation in respect of The ADT Corporation’s 5.250% Senior Notes due 2020 (the “2020 Notes”), 6.250% Senior Notes due 2021 (the “2021 Notes”), 3.500% Notes due 2022 (the “2022 Notes”), 4.125% Senior Notes due 2023 (the “2023 Notes”) and 4.875% Notes due 2042 (the “2042 Notes” and, together with the 2020 Notes, the 2021 Notes, the 2022 Notes and the 2023 Notes, the “Consent Notes”) and the previously disclosed exchange offer in respect of the 2042 Notes.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

This current report on Form 8-K does not constitute a solicitation of any consent in respect of, or an offer to purchase, or a solicitation of an offer to sell, any securities. The consent solicitations, and exchange offer are being made only pursuant to the applicable offering documents.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by Prime Security Services Borrower, LLC. In connection with the proposed merger transaction, the Company filed with the SEC a definitive proxy statement on March 25, 2016 and has furnished to the Company’s stockholders the definitive proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. The Company’s stockholders are urged to read the definitive proxy statement and any other documents filed with the SEC in connection with the proposed merger or incorporated by reference in the definitive proxy statement because they will contain important information about the proposed merger.

Investors may obtain free of charge the definitive proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through the Company’s website at www.adt.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger is set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 25, 2015, in its definitive proxy statement filed with the SEC on Schedule 14A on January 22, 2016 and in the definitive proxy statement relating to the proposed merger transaction filed with the SEC on Schedule 14A on March 25, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ADT CORPORATION

Date: April 5, 2016
	By:	/s/ N. David Bleisch
	Name:	N. David Bleisch
	Title:	Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 5, 2016